Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-23377

ACSI	American Customer Satisfaction ETF
listed on Cboe BZX Exchange, Inc.

January 10, 2024

Supplement to the

Summary Prospectus and Prospectus

each dated January 28, 2023, as supplemented

The second paragraph under the section “Principal Investment Strategy - American Customer Satisfaction Investable Index” on page 1 of each of the Summary Prospectus and the Prospectus is hereby replaced with the following:

Construction of the Index begins with over 400 ACSI Companies across 46 industries and 10 economic sectors. The initial universe is then screened to eliminate companies whose stock is not principally listed on a U.S. exchange, whose market capitalization is less than $1 billion, or for which the Customer Satisfaction Data is statistically insignificant. The Index is comprised of ACSI Companies in the 25 industries (as classified by the Customer Satisfaction Data) with the highest customer retention. Generally, the company(ies) with the highest ACSI Score (described below) in each such industry will be included in the Index (the “Index Companies”). One to three ACSI Companies from each industry are included in the Index based on the number of ACSI Companies in a given industry. The Index will generally be comprised of 25 to 35 companies at the time of each rebalance of the Index.

The section titled “Additional Information About the Fund – Additional Information About the Index” on page 8 of the Prospectus is hereby revised by adding the following disclosure after the first paragraph:

As noted above, the Index is comprised of ACSI Companies in the 25 industries (as classified by the Customer Satisfaction Data) with the highest customer retention. Generally, the company(ies) with the highest ACSI Score in each such industry will be Index Companies:

•	However, the Index may not select companies whose satisfaction scores have been dropping significantly. In particular, if a company with the highest current ACSI Score in a particular industry has experienced a decrease of two or more points from the previous year, it may be replaced. The replacement will be the company with the next highest current ACSI Score, but only if its ACSI Score is within six points of the highest score and has either increased, remained the same, or decreased by no more than one point over the past year.
•	Also, if there is a tie for the highest satisfaction ranking in a particular industry, the company with the largest one-year increase in its ACSI Score will be chosen. If there is still a tie, the Index selects the company with the largest two-year increase in its ACSI Score, and so on.
•	In industries where 10 to 20 companies are evaluated, the top two companies with the highest ACSI Scores are selected. In industries that evaluate more than 20 companies, the top three companies with the highest ACSI Scores are selected. The same evaluation process described above is used for the selection of each of the companies (but with references to the “highest” replaced with the “second highest” or “third highest,” as the case may be).

Please retain this Supplement for future reference.